ADVANCED SERIES TRUST

AST Wellington Management Global Bond Portfolio

Supplement dated July 13, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Wellington Management Global Bond Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

New Subadvisory Arrangements and Name Change

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) the addition of AllianceBernstein L.P. and Goldman Sachs Asset Management L.P. as subadvisers, and Goldman Sachs Asset Management International as sub-subadviser, to the Portfolio; (ii) changing the name of the Portfolio to "AST Global Bond Portfolio"; and (iii) revisions to the principal investment strategies of the Portfolio. These changes are expected to become effective on November 16, 2020.

To reflect these changes, the Summary Prospectus relating to the Portfolio is hereby revised as follows, effective November 16, 2020:

A.All references in the Summary Prospectus to the "AST Wellington Management Global Bond Portfolio" are hereby changed to "AST Global Bond Portfolio."

B.The description of the Portfolio's Principal Investment Strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.

The Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.

The Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.

Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Portfolio's bond and cash equivalent positions, may be assumed.

Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Portfolio is diversified by country, and issuer. The Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.

C.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Manager
PGIM Investments		Brian Ahrens	Senior Vice	November
LLC			President, Strategic	2020
			Investment Research
			Group
		Andrei O. Marinich,	Vice President,	November
		CFA	Strategic Investment	2020
			Research Group
		Todd L. Kerin	Vice President,	November
			Portfolio Manager	2020
		Saleem Z. Banatwala,	Director, Portfolio	November
		CFA	Manager	2020
	AllianceBernstein L.P.	Scott DiMaggio, CFA	Director and	November
			Portfolio Manager	2020
		Matthew Sheridan, CFA	Portfolio Manager	November
				2020
		Douglas J. Peebles	Chief Investment	November
			Officer and	2020
			Portfolio Manager
	Goldman Sachs Asset	Simon Dangoor	Managing Director	November
	Management,			2020
	L.P./Goldman Sachs
	Asset Management
	International*
		Hugh Briscoe	Managing Director	November
				2020
	Wellington Management	Mark Sullivan, CFA,	Senior Managing	July 2015
	Company LLP	CMT	Director and
			Portfolio Manager
		John Soukas	Senior Managing	July 2015
			Director and
			Portfolio Manager
		Edward Meyi, FRM	Managing Director	July 2015
			and Portfolio
			Manager

*Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P. (GSAM), may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub- advisory services provided to the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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